UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

PATRIOT SCIENTIFIC CORPORATION

(Name of Registrant as Specified in Its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

March 9, 2015

Dear Patriot Scientific Corporation Stockholder:

On behalf of the Board of Directors and the management of Patriot Scientific Corporation, I'm pleased to extend a personal invitation to you to attend via the internet the annual meeting of stockholders of Patriot Scientific Corporation. We will hold the meeting at 10:00 a.m. Pacific Time on Thursday, April 30, 2015.

We are offering a live webcast of the annual meeting for our stockholders at www.virtualshareholdermeeting.com/PTSC2015 where you will be able to attend the annual meeting and vote electronically.

This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business to be transacted at the meeting and provides other information about the Company that you should know when you vote your shares.

Thank you for your support and interest in Patriot.

Sincerely,

/s/ Clifford L. Flowers

Clifford L. Flowers

CFO, Interim CEO and Corporate Secretary

PATRIOT SCIENTIFIC CORPORATION

701 Palomar Airport Road, Suite 170

Carlsbad, California 92011

(760) 547-2700

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	10:00 a.m. (Pacific Time) on Thursday, April 30, 2015

PLACE:	Via the internet only at www.virtualshareholdermeeting.com/PTSC2015

AGENDA:	1.	Election of our board of directors;

	2.	Ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the current fiscal year ending May 31, 2015;

	3.	To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in our Proxy Statement for the 2014 Annual Meeting of Stockholders;

	4.	Transact other business that may properly come before the meeting (including adjournments and postponements).

RECORD DATE:	March 6, 2015. A list of stockholders entitled to vote at the annual meeting of stockholders will be available at our corporate offices for 10 days prior to the date of the meeting, and electronically during the annual meeting at www.virtualshareholdermeeting.com/PTSC2015 when you enter your 12-Digit Control Number.

MEETING ADMISSION:	You are entitled to attend and vote at the annual meeting only if you were a Patriot Scientific Corporation stockholder as of the close of business on March 6, 2015 or hold a valid proxy for the annual meeting. Attendance will be via the live webcast available at www.virtualshareholdermeeting.com/PTSC2015.

ADMISSION VOTING:	Please vote as soon as possible to record your vote promptly, even if you plan to attend the annual meeting via the internet. You have three options for submitting your vote before the annual meeting:

• Internet

• Phone

• Mail

INTERNET AVAILABILITY:	Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the internet. The enclosed Proxy Statement and accompanying 2014 Annual Report are available on the internet at www.shareholdermaterial.com/ptsc. Information on the website does not constitute a part of this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Clifford L. Flowers
Clifford L. Flowers
CFO, Interim CEO and Corporate Secretary
March 9, 2015
Carlsbad, California

PROXY STATEMENT

General information

Your vote is very important. For this reason, the board of directors of Patriot Scientific Corporation, a Delaware corporation (referred to as “we,” “us,” “our”, or “the Company,”), is soliciting your proxy to vote your shares of common stock at the 2014 Annual Meeting of Stockholders (the “annual meeting”), or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the annual meeting.

Why am I receiving these materials?

Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the annual meeting. This proxy statement is being sent to all stockholders of record as of the close of business on March 6, 2015 in connection with the solicitation of proxies on behalf of the board of directors for use at the 2014 annual meeting of stockholders to be held on April 30, 2015. We intend to commence mailing this proxy statement and accompanying proxy card on or about March 18, 2015 to all stockholders entitled to vote at the annual meeting.

Our financial information

Our annual report to stockholders for the fiscal year ended May 31, 2014, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material.

Who is eligible to vote?

Stockholders of Patriot Scientific Corporation, as recorded in our stock register at the close of business on March 6, 2015, can vote at the annual meeting. Each share of our common stock is entitled to one vote. As of March 6, 2015, there were 401,392,948 shares of our common stock outstanding and entitled to vote.

How do I vote?

There are three ways to vote by proxy:

(1)	by internet;
(2)	by telephone; or
(3)	by mail.

If you vote by telephone or via the internet, please do not return a signed proxy card. If you choose to vote by mail, mark your proxy card enclosed with the proxy statement, date and sign it, and mail it in the postage-paid envelope.

You may also vote via the internet during the meeting. Stockholders attending via the internet will need to follow the instructions at www.virtualshareholdermeeting.com/PTSC2015 in order to vote at the meeting. Voting via the internet by a stockholder will revoke and replace any previous votes submitted.

Who pays the cost of proxy solicitation?

Our board of directors is soliciting the enclosed proxy. We will make proxy solicitations by electronic or regular mail and we will bear the costs of this solicitation. We will request banks, brokerage houses, nominees and other fiduciaries nominally holding shares of our common stock to forward the proxy soliciting materials to the beneficial owners of such common stock and to obtain authorization for the execution of proxies. We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. In the event we decide to hire a service to solicit proxies, we would expect such service to cost less than $10,000 plus reasonable and approved out-of-pocket expenses.

What is a proxy?

Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

1

How do I specify how I want my shares voted?

If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the board of directors in the proxy statement prior to marking your vote.

If your proxy card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the board of directors on that proposal. That recommendation is shown for each proposal on the proxy card.

How do I vote if I am a beneficial stockholder?

If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote the shares. You should complete a Voting Instruction Card which your broker or nominee is obligated to provide you.

Brokerage firms have the authority under the various exchange rules to vote shares on routine matters for which their customers do not provide voting instructions.

What are broker “non-votes”?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed "routine" by the New York Stock Exchange (“NYSE”), such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called "broker non-votes." The effect of “broker non-votes” on each of the proposals that will be considered at the Annual Meeting is described below and in our proxy statement.

The election of directors is not considered to be a "routine" matter and brokers are no longer permitted to vote in the election of directors if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

We believe that the proposal for the ratification of our independent registered public accounting firm is considered to be a "routine" matter, and hence we do not expect that there will be a significant number of “broker non-votes” on such proposal.

The proposals to: elect directors, and approve, on an advisory basis, the compensation of the named executive officers are non-routine and the record owner may not vote your shares on either of these proposals if it does not get instructions from you. If you do not provide voting instructions on these two matters, a broker non-vote will occur. Broker non-votes, as well as “ABSTAIN” votes, will each be counted towards the presence of a quorum but will not be counted towards the vote total for any Proposal, other than Proposal No. 2.

What are the Board of Directors’ voting recommendations?

For the reasons set forth in more detail later in the proxy statement, our board of directors unanimously recommends that you vote for the proposals as follows:

FOR:

•	the election of our directors;

•	the ratification of the Audit Committee’s appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the current fiscal year 2015; and

•	to approve, on an advisory basis, the compensation of the named executive officers.

Can I revoke a proxy?

Stockholders of record may revoke their proxy at any time before the polls close by submitting a later-dated vote electronically at the annual meeting, via the internet, by telephone, by mail, or by delivering instructions to our Corporate Secretary before the annual meeting. If you hold shares through a brokerage firm, you may revoke any prior voting instructions by contacting that firm.

What is a quorum?

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote on the record date must be present at the meeting, either by proxy or in person. Abstentions and broker non-votes are counted as present at the meeting for determining whether we have a quorum. A broker non-vote occurs when a broker returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

2

How many votes are needed to have the proposals pass?

For the reasons set forth in more detail later in the proxy statement, our board of directors unanimously recommends that you vote “For” for the following proposals:

Proposal No. 1 -	the election of our directors;

Proposal No. 2 -	the ratification of the Audit Committee’s appointment of KMJ Corbin & Company as our independent registered public accounting firm for current fiscal year 2015; and

Proposal No. 3 -	to approve, on an advisory basis, the compensation of the named executive officers.

The board of directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the annual meeting. Accordingly, abstentions and “broker non-votes” (see above) as to the election of directors will not be counted in determining which nominees received the largest number of votes cast.

In order for Proposal Nos. 2 and 3 to pass, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the annual meeting is required for each proposal. Only proxies and ballots indicating votes “FOR,” “AGAINST” or “ABSTAIN” on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote. Broker non-votes will have no effect on the result of the vote on Proposal No. 3 although they will count toward the presence of a quorum. Abstentions as to a proposal will have the same effect as votes against a proposal.

Voting Results

We will report final results on Form 8-K which we will file with the Securities and Exchange Commission (“SEC”) no later than May 6, 2015.

What is “Householding” of annual meeting materials?

Some banks, brokers and other nominee record holders may be “householding” our proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 701 Palomar Airport Road, Suite 170, Carlsbad, California, 92011-1045, Attn: Clifford L. Flowers, Corporate Secretary, telephone: (760) 547-2700. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

The first proposal on the agenda for the annual meeting will be electing three directors to serve until the next annual meeting or until their successors are elected. Our bylaws provide that the number of our directors may be no less than three and no more than seven, with the exact number to be fixed as the board determines. The Board has currently fixed the number of directors at three. There are three nominees for the three currently authorized seats on our board of directors. Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the annual meeting FOR the election of the nominees presented below.

Under Delaware law, the three nominees receiving the highest number of votes will be elected as directors at the Annual Meeting. As a result, proxies voted to “Withhold Authority” and broker non-votes will have no practical effect.

Each person nominated for election is currently serving as a director of the Company and has consented to serve as a director for the ensuing year. If any nominee becomes unavailable to serve for any reason before the election, then the enclosed proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees will become unavailable to serve.

3

Information with respect to the number of shares of common stock beneficially owned by each director as of March 6, 2015 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management.” The name, age, years of service on our board of directors, and principal occupation and business experience of each director nominee is set forth below.

Director Qualifications – We believe that individuals who serve on our Board should possess the requisite education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism and dedication to serving the interests of our stockholders. The following are qualifications, experience and skills for Board members which are important to our business:

•	Leadership Experience – We seek directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, diverse perspectives, and broad business insight to the company. They demonstrate practical management experience, skills for managing change, and knowledge of industries, geographies and risk management strategies relevant to the company.

•	Finance Experience – We believe that all directors should possess an understanding of finance and related reporting processes. We also seek directors who qualify as “audit committee financial experts” as defined in rules of the SEC for service on the Audit Committee.

•	Industry Experience – We seek directors who have relevant industry experience including: existing and new technologies, new or expanding businesses and a deep understanding of the Company’s business environments.

NAME	AGE	POSITION and TERM
Carlton M. Johnson, Jr.	55	Director (since August 2001)
Gloria H. Felcyn	67	Director (since October 2002)
Clifford L. Flowers	56	Chief Financial Officer/Secretary (since September 17, 2007) Interim CEO (since October 5, 2009) Director (since January 19, 2011)

CARLTON M. JOHNSON, JR. Carlton Johnson has served as a director of the Company since 2001, and is Chairman of the Executive Committee of the Board of Directors. From June 1996 through March 2013, Mr. Johnson served as in-house legal counsel for Roswell Capital Partners, LLC and related entities. Mr. Johnson has been admitted to the practice of law in Alabama since 1986, Florida since 1988 and Georgia since 1997. He has been a shareholder in the Pensacola, Florida AV- rated law firm of Smith, Sauer, DeMaria Johnson and was President-Elect of the 500 member Escambia-Santa Rosa Bar Association. He also served on the Florida Bar Young Lawyers Division Board of Governors. Mr. Johnson earned a degree in History/Political Science at Auburn University and a Juris Doctor at Samford University - Cumberland School of Law. Since 1999, Mr. Johnson has served on the board of directors of Peregrine Pharmaceuticals, Inc., a publicly held emerging bio-tech company, and currently serves as chairman of Peregrine’s board of directors. Mr. Johnson serves as chairman of Peregrine’s audit committee and is a member of Peregrine’s compensation and nominating committees. From May 2009 to March 2012, Mr. Johnson served on the board of directors of Cryoport, Inc. a publicly held company providing cost-efficient frozen shipping to biopharmaceutical and biotechnology industries. Mr. Johnson served as chairman of Cryoport’s compensation committee and as a member of its audit committee and nomination and governance committee. From November 2009 to December 2011, Mr. Johnson served on the board of directors of ECOtality, Inc. a leader in clean electric transportation and storage technologies. Mr. Johnson served on the audit committee and nominating committee of ECOtality.

The Board of Directors concluded that Mr. Johnson should serve as a director in light of the extensive public company finance and corporate governance experience that he has obtained through serving on the boards and audit committees of Peregrine Pharmaceuticals, Inc., Cryoport, Inc., and ECOtality, Inc.

GLORIA H. FELCYN. Gloria Felcyn has served as a director of the Company since October, 2002 and is the Chairman of the Audit Committee of the Board of Directors. Since 1982, Ms. Felcyn has been the principal in her own certified public accounting firm, during which time she represented Helmut Falk Sr. and nanoTronics, along with other major individual and corporate clients in Silicon Valley. Following Mr. Falk’s death, Ms. Felcyn represented his estate and family trust as Executrix and Trustee of the Falk Estate and The Falk Trust. Prior to establishing her firm, Ms. Felcyn worked for the national accounting firm of Hurdman and Cranston from 1969 through 1970 and Price Waterhouse & Co. in San Francisco and New York City from 1970 through 1976, during which period, she represented major Fortune 500 companies. Subsequent to that, Ms. Felcyn worked in the field of international tax planning with a major real estate syndication company in Los Angeles until 1982 when she decided to start her own practice in Northern California. A major portion of Ms. Felcyn’s current practice is “Forensic Accounting”, which involves valuation of business entities and investigation of assets. Ms. Felcyn has published tax articles for “The Tax Advisor” and co-authored a book published in 1982, “International Tax Planning”. Ms. Felcyn has a degree in Business Economics from Trinity University and is a member of the American Institute of CPAs.

4

The Board of Directors concluded that Ms. Felcyn should serve as a director and the chairperson of the Audit Committee in light of the extensive financial and accounting experience that she has obtained over her career.

CLIFFORD L. FLOWERS. Cliff Flowers became our Chief Financial Officer and Secretary on September 17, 2007. On October 5, 2009 Mr. Flowers was named Interim CEO and was elected a director of the Company on January 19, 2011. From May 2007 to September 17, 2007, Mr. Flowers was the interim CFO for BakBone Software Inc., working as a consultant on behalf of Resources Global Professionals, Inc. From June 2004 through December 2006, Mr. Flowers was the senior vice president of finance and operations and CFO for Financial Profiles, Inc., a developer and marketer of software for the financial planning industry. Prior to joining Financial Profiles, Mr. Flowers served as CFO of Xifin, Inc., a provider of hosted software services to the commercial laboratory marketplace. Prior to Xifin, Mr. Flowers served for nine years in positions of increasing responsibility at Previo, Inc., a developer and marketer of various PC and server-based products, including back up and business continuity offerings. As CFO of Previo, Mr. Flowers’ global responsibilities included all financial operations and legal affairs. He earlier served as an audit manager with Price Waterhouse, LLP. Mr. Flowers is a graduate of San Diego State University with a B.S. summa cum laude in Business Administration with an emphasis in accounting.

The Board of Directors concluded that Mr. Flowers should serve as a director due to his leadership and financial experience combined with the perspective and experience he brings as our current Chief Financial Officer, interim Chief Executive Officer and Corporate Secretary.

Vote Required; Board Recommendation

Directors are elected by plurality vote, meaning that (should there be more nominees than seats available) the nominees who receive the most votes will be elected for the term nominated, even if the number of votes received by any one or more nominees is less than a majority of the votes cast. Cumulative voting is not allowed in the election of directors. The Board recommends a vote in favor of each nominee set forth above.

CORPORATE GOVERNANCE

Our Board of Directors strongly believes in good corporate governance policies and practices. We expect to continue to seek and implement those corporate governance practices that we believe will promote a high level of performance from our Board of Directors, officers and employees. This section describes key corporate governance guidelines and practices that our Board has adopted. Copies of the following corporate governance documents are posted on our website at www.ptsc.com (the information contained on our website is not intended to be a part of this Proxy Statement): (1) Code of Ethics for Senior Financial Officers, (2) Charter of the Compensation Committee of the Board of Directors, and (3) Charter of the Audit Committee of the Board of Directors. If you would like a printed copy of any of these corporate governance documents, please send your request to Patriot Scientific Corporation, Attention: Corporate Secretary, 701 Palomar Airport Road, Suite 170, Carlsbad, California 92011-1045.

Board of Directors

Our business is managed under the direction of our Board of Directors pursuant to the Delaware General Corporation Law and our Bylaws. Our Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance. Among the primary responsibilities of our Board of Directors is the oversight of the management of our Company. Our directors remain informed of our business and management’s activities by reviewing documents provided to them before each board meeting and by attending presentations made by our chief executive officer and other members of management. The Board of Directors held three (3) formal meetings during the fiscal year ended May 31, 2014. Each incumbent director attended at least seventy-five percent (75%) of the meetings of the Board and of the committees on which the director served during the fiscal year ended May 31, 2014. In addition, members of the Board of Directors have access to our books, records and reports and independent auditors and advisors. Members of our management frequently interact with and are at all times available to our directors.

Director Independence

Under NASDAQ Marketplace Rule 5605(a)(2), a director will not be considered an “independent director” if, such director at any time during the past three years was an employee of the Company, or if a director (or a director’s family member) accepted compensation from the Company (other than compensation for board or board committee service) in excess of $120,000 during any twelve month period within the three years preceding the determination of independence. In addition, a director will not qualify as an “independent director” if, in the opinion of our Board of Directors, that person has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of the current directors, as well as those standing for re-election, are independent directors as defined by the NASDAQ Marketplace Rules governing the independence of directors, except for Clifford L. Flowers, our Chief Financial Officer and Interim Chief Executive Officer.

Our Audit and Compensation Committees are composed entirely of independent directors as required by applicable SEC and NASDAQ rules, including Rule 10A-3 under the Exchange Act of 1934, as amended (the “Exchange Act”). In addition, there are no family relationships among any of the directors or executive officers of the Company.

5

Meetings of Independent Directors

The independent members of our Board of Directors have a practice of meeting in executive sessions without the presence of our management.

Board Committees

Our Board has two standing committees, the Audit Committee and the Compensation Committee. In addition, the Board from time to time establishes special purpose committees and utilizes an Executive Committee for executive transitions and other matters.

Audit Committee

Our Audit Committee has been established in accordance with Section 3(a) (58) (A) of the Exchange Act, and is currently comprised of: Gloria H. Felcyn (Committee Chair) and Carlton M. Johnson, Jr. Each member of our Audit Committee is independent as defined under the applicable rules of the SEC and NASDAQ listing standards. The Board has determined that Gloria H. Felcyn, who serves on the Audit Committee, is an “audit committee financial expert” as defined in applicable SEC rules.

The Board has adopted a written charter for the Audit Committee, a copy of which is available on our Web site—www.ptsc.com. The responsibilities of the Audit Committee, as more fully described in its charter, include reviewing our: (i) financial reports and information, (ii) systems of internal controls, (iii) auditing, accounting and financial reporting processes, (iv) compliance with legal requirements, (v) independent auditor’s qualifications and independence, and (vi) internal audit function performance and that of our independent auditors. During the fiscal year ended May 31, 2014, the Audit Committee held a total of four (4) meetings.

Compensation Committee

Our Compensation Committee is currently comprised of the following, each of whom is independent as defined under applicable NASDAQ and SEC rules: Carlton M. Johnson, Jr. (Committee Chair) and Gloria H. Felcyn. In addition, each member is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). During the fiscal year ended May 31, 2014, our Compensation Committee held one (1) meeting.

The Compensation Committee reviews and recommends to the Board the salaries, bonuses and perquisites of our executive officers. The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers our 2006 Stock Option Plan. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation of our executive officers and evaluates their performance in light of these goals and objectives. The Compensation Committee operates under a charter, a copy of which is available on our Web site—www.ptsc.com. Changes to the charter are recommended by the Compensation Committee and must be approved by the Board.

Nominating Committee

We do not have a standing nominating committee and therefore do not have a nominating committee charter. We believe that it is appropriate not to have such a committee because the full Board participates in the decision of who to nominate to the Board.

Although we do not have a formal policy that outlines a process whereby stockholders may submit recommendations for Board nominees, we do facilitate communications from stockholders to our Board on any topic as described in the section of this Proxy Statement entitled “STOCKHOLDER PROPOSALS AND COMMUNICATIONS.” We believe that this process is adequate for considering the recommendations of our stockholders.

Qualifications for Director nominees are considered on a case by case basis, and may include factors including diversity in background, specific skills needed for committee roles, and in general experience that can complement the backgrounds of existing Board members.  The Board has no specific process for identifying and evaluating nominees to the Board, but generally tries to identify individuals known to existing Board members who will provide a broad range of characteristics, including diversity, management skills, financial, technological and business experience, as well as the ability to commit the requisite time for preparation and attendance at regularly scheduled meetings and to participate in other matters necessary for good corporate governance.  The Board has no policy regarding any differences in the manner in which it evaluates nominees recommended by a stockholder.

6

Board Leadership Structure

Our bylaws provide that the Chairman of the Board shall preside over all meetings of the Board of Directors. Our bylaws also state that the Chairman of the Board shall serve as the Chief Executive Officer unless determined otherwise by our Board. Since October 5, 2009 our Chief Financial Officer has served as our interim CEO and our Board has not appointed a Chairman of the Board. During meetings of our Board of Directors, Mr. Johnson, an independent director, acts as Chairman of the Board.

Our independent directors meet in executive sessions without management present to evaluate whether management is performing its responsibilities in a manner consistent with the direction of the Board. Additionally, all Board committee members are independent directors. The committee chairs have authority to hold executive sessions without management present. The Board has determined that its current structure is in the best interests of the Company and its stockholders. We believe the independent nature of the Audit Committee and the Compensation Committee as well as the practice of regular meetings of the independent directors in executive session without Mr. Flowers present ensures that the Board maintains a level of independent oversight of management that is appropriate for the Company.

Board Risk Oversight

Our Board oversees and maintains our governance and compliance processes and procedures to promote the conduct of our business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. As part of its oversight responsibility, our Board is responsible for the oversight of risks facing the Company and seeks to provide guidance with respect to the management and mitigation of those risks. Our board also delegates specific areas of risk to the Audit Committee which is responsible for the oversight of risk policies and processes relating to our financial statements and financial reporting processes. The Audit Committee reviews and discusses with management and the independent auditors significant risks and exposures to the Company and steps management has taken or plans to take to minimize or manage such risks. The Audit Committee meets with our Chief Financial Officer and our independent auditor at each regular meeting of the Audit Committee.

Director Legal Proceedings

During the past ten years, no director, executive officer or nominee for our Board of Directors has been involved in any legal proceedings that are material to an evaluation of their ability or integrity to become our director or executive officer.

Related Party Transactions

We have not entered into any transaction during fiscal year ended May 31, 2014 in which any related person, as defined in Item 404 of Regulation S-K, had or will have a direct or indirect material interest.

We have established policies and other procedures regarding approval of transactions between the Company and any employee, officer, director, and certain of their family members and other related persons, including those required to be reported under Item 404 of Regulation S-K. These policies and procedures are generally not in writing, but are evidenced by long standing principles set forth in our Code of Ethics or adhered to by our Board. As set forth in the Audit Committee Charter, as and to the extent required under applicable federal securities laws and related rules and regulations, and/or the NASDAQ Rules, related party transactions are to be reviewed and approved, if appropriate, by the Audit Committee. Generally speaking, we enter into such transactions only on terms that we believe are at least as favorable to the Company as those that we could obtain from an unrelated third party.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is available on our website at www.ptsc.com under the link “Investors” and “Management Team”.

Communicating with the Board of Directors

We have established a hotline for the confidential, anonymous submission by our directors, officers and employees of concerns regarding violations or suspected violations of our ethics policy including matters relating to accounting and auditing. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of communications received by us, our Board of Directors and the Audit Committee regarding accounting, internal controls or auditing matters. Written communications from our stockholders and employees may be sent to: Patriot Scientific Corporation, Attention: Audit Committee Chair, 701 Palomar Airport Road, Suite 170, Carlsbad, California 92011-1045.

In addition, our annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board on appropriate matters. In addition, stockholders may communicate in writing with any particular director, or the directors as a group, by sending such written communication to: Board of Directors, Attention: Corporate Secretary, Patriot Scientific Corporation, 701 Palomar Airport Road, Suite 170, Carlsbad, California 92011-1045. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to our business or communications that relate to improper or irrelevant topics.

7

Director Attendance at Annual Meetings of Stockholders

We have no policy requiring directors to attend annual meetings of stockholders, but directors are encouraged to attend our annual meetings at which they stand for re-election.

DIRECTOR COMPENSATION

The following information outlines the compensation paid to our non-employee directors, including annual base retainer fees and option awards for the fiscal year ended May 31, 2014:

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(3)	All Other Compensation	Total Compensation ($)
Carlton M. Johnson, Jr.	$122,400	(1)	$24,638	$–	$147,038
Gloria H. Felcyn	96,000	(2)	24,638	–	120,638

1.	Consists of $28,800 board fee, $36,000 Phoenix Digital Solutions, LLC management committee fee, $28,800 Compensation Committee Chair fee and $28,800 Executive Committee Chair fee.

2.	Consists of $28,800 board fee and $67,200 Audit Committee Chair fee.

3.	Represents the aggregate grant date fair value of grants awarded in fiscal year 2014 computed in accordance with authoritative guidance issued by the Financial Accounting Standards Board.

Director Outstanding Equity Awards

As of May 31, 2014

Name	Number of Securities Underlying Options (#)Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date
Carlton M. Johnson, Jr.	250,000	-	$0.10	6/3/2015
Carlton M. Johnson, Jr.	300,000	-	$0.12	6/4/2018

Gloria H. Felcyn	250,000	-	$0.10	6/3/2015
Gloria H. Felcyn	300,000	-	$0.12	6/4/2018

Directors who are not our employees are compensated for their service as a director as shown in the table below:

Schedule of Director Fees

May 31, 2014

Compensation Item	Amount
Board	$28,800
Audit Committee Chair	67,200
Compensation Committee Chair	28,800
Executive Committee Chair	28,800
Phoenix Digital Solutions, LLC Management Committee Board Member	36,000

All retainers are paid in monthly installments.

8

Other

We reimburse all directors for travel and other reasonable business expenses incurred in the performance of their services for us.

PROPOSAL NUMBER 2

RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP

The next proposal on the agenda for the annual meeting will be ratifying the Board’s appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for current fiscal year ending May 31, 2015. The Audit Committee of the Board has appointed KMJ Corbin & Company LLP, certified public accountants to serve as our independent registered public accounting firm for the fiscal year ending May 31, 2015. Our stockholders are being requested to ratify the appointment. KMJ Corbin & Company LLP has served as our independent auditors and accountants since November 23, 2005. Since November 23, 2005, there were no disagreements between us and KMJ Corbin & Company LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Audit Committee recommended to the Board that KMJ Corbin & Company LLP be re-appointed for fiscal year 2015. A representative of KMJ Corbin & Company LLP will be available at the annual meeting. They will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of KMJ Corbin & Company LLP as our independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of KMJ Corbin & Company to the stockholders LLP for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

Vote Required; Board Recommendation

The Board recommends a vote in favor of this proposal. The affirmative vote of a majority of the votes cast will be required to approve this proposal.

Independent Registered Public Accounting Firm Fees

The following summarizes aggregate fees billed to us for the fiscal years ended May 31, 2014 and 2013 by KMJ Corbin & Company LLP, our independent registered public accounting firm:

	2014	2013
Audit fees	$103,400	$121,000
Tax fees	12,200	12,600
Total fees	$115,600	$133,600

Audit fees pertain to the audit of our annual consolidated financial statements for fiscal years 2014 and 2013, and timely reviews of our quarterly consolidated financial statements, consents, comfort letters, and review of documents filed with the SEC.

Tax fees relate to tax compliance services rendered in the preparation of our tax returns.

Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm

Pursuant to the Policy on Engagement of Independent Auditor, the Audit Committee is directly responsible for the appointment, compensation and oversight of the independent auditor. The Audit Committee pre-approves all audit services and non-audit services to be provided by the independent auditor and has approved 100% of the audit, audit-related and tax fees. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented at the next Audit Committee meeting for ratification.

Each audit, non-audit and tax service that is approved by the Audit Committee will be reflected in a written engagement letter or writing specifying the services to be performed and the cost of such services, which will be signed by either a member of the Audit Committee or by one of our officers authorized by the Audit Committee to sign on our behalf.

The Audit Committee will not approve any prohibited non-audit service or any non-audit service that individually or in the aggregate may impair, in the Audit Committee’s opinion, the independence of the independent auditor.

9

In addition, since January 1, 2003, our independent auditor may not provide any services to our officers or Audit Committee members, including financial counseling or tax services.

Report of the Audit Committee of the Board of Directors (*)

Each year, the Board of Directors appoints an Audit Committee to review the Company’s financial matters. We operate pursuant to a written Audit Committee Charter adopted by the Board of Directors. In accordance with the Audit Committee Charter, we must meet the independence requirements and other criteria set by the NASDAQ Marketplace Rules as currently in effect. As part of our oversight of the Company’s financial statements, our Chair of the Audit Committee reviews and discusses with both management and KMJ Corbin & Company LLP all annual and quarterly financial statements prior to their issuance. In addition, our responsibilities include recommending to the Board an accounting firm to be hired as the Company’s independent registered public accounting firm. We are also responsible for recommending to the Board that the Company’s financial statements be included in its Annual Report. We have taken the following steps in making our recommendation that the Company’s financial statements be included in its Annual Report:

1.	The Audit Committee discussed with KMJ Corbin & Company LLP, the Company’s independent registered public accounting firm, for fiscal year ended May 31, 2014, those matters required to be discussed by Statement on Auditing Standards No. 61, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

2.	The Audit Committee discussed with KMJ Corbin & Company LLP, its independence and received from KMJ Corbin & Company LLP a letter concerning independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure helped the Audit Committee in evaluating such independence.

3.	The Audit Committee reviewed and discussed with the Company’s management and KMJ Corbin & Company LLP, the Company’s audited consolidated balance sheet at May 31, 2014, and consolidated statements of operations, cash flows and stockholders’ equity for the fiscal year ended May 31, 2014.

Based on the reviews and discussions explained above, the Audit Committee recommended to the Board that the Company’s financial statements be included in its annual report for its fiscal year ended May 31, 2014. The Audit Committee also recommended to the Board the selection of KMJ Corbin & Company LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2015.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Gloria H. Felcyn, Chair of the Audit Committee

Carlton M. Johnson, Jr.

* The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

PROPOSAL NUMBER 3

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This advisory vote is commonly referred to as a “say-on-pay” proposal. Consistent with the mandate of the Dodd-Frank Act, we are seeking our stockholders’ approval, on an advisory basis, of the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the related compensation tables on pages 14 to 15 in this Proxy Statement). Our stockholders previously voted that the frequency of the “say-on-pay” vote will be annually.

The Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive and internally equitable compensation and benefits package that reflects the Company performance, job complexity, and strategic value of the position while seeking to ensure the individual’s long-term retention and motivation and alignment with the long-term interests of our stockholders. We are asking our stockholders to indicate their support for our named executive officers compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall fiscal year 2014 compensation of our named executive officers described in this proxy statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

10

“RESOLVED, that our stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in our proxy statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

Vote Required; Board Recommendation

Adoption of this resolution will require the affirmative vote of the majority of the shares of common stock represented in person or by proxy at the meeting. Abstentions will not be counted as either votes cast for or against the Proposal.

The results of this advisory vote are not binding upon us. However, the Compensation Committee values the opinions expressed by stockholders in their vote, and will consider the outcome of the vote in deciding whether any actions are necessary to address concerns raised by the vote and when making future compensation decisions for named executive officers.

The Board of Directors unanimously recommends that stockholders vote for the advisory proposal on executive compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth, as of March 6, 2015, the stock ownership of our executive officer and directors, of our executive officer and directors as a group, and of each person known to us to be a beneficial owner of 5% or more of our Common Stock. In general, “Beneficial Ownership” refers to shares that an individual or entity has the power to vote or dispose of, and any rights to acquire common stock that are currently exercisable or will become exercisable within 60 days of March 6, 2015. The number of shares of Common Stock outstanding as of March 6, 2015, was 401,392,948. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power over such shares. Each individual’s address is 701 Palomar Airport Road, Suite 170, Carlsbad, California 92011-1045.

Name	Amount & Nature of Beneficial Ownership	Percent of Class
Gloria H. Felcyn, CPA	1,501,690 (1)	*
Carlton M. Johnson, Jr.	1,075,000 (2)	*
Clifford L. Flowers	250,000 (3)	*
All directors & officers as a group (3 persons)	2,826,690 (4)	0.70%

 *Less than 1%

(1)	Includes 550,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of March 6, 2015.

(2)	Includes 550,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of March 6, 2015.

(3)	Includes 175,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of March 6, 2015.

(4)	Includes 1,275,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days of March 6, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish us with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of the copies of such forms received by us, or written representations from reporting persons, we believe that our insiders complied with all applicable Section 16(a) filing requirements during fiscal year 2014.

11

EXECUTIVE COMPENSATION

The following table summarizes the compensation of the named executive officers for the fiscal years ended May 31, 2014 and 2013. For fiscal years 2014 and 2013, the named executive officers are our Interim Chief Executive Officer and our Chief Financial Officer.

Summary Compensation Table

For Fiscal Years Ended May 31, 2014 and 2013

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total Compensation ($)
Clifford L. Flowers, Interim	2014	$327,750	$-	$8,213	$10,200	$346,163
CEO and CFO

Clifford L. Flowers, Interim	2013	327,750	-	-	9,989	337,739
CEO and CFO

1.	Represents the aggregate grant date fair value of grants awarded in fiscal year 2014 computed in accordance with authoritative guidance issued by the Financial Accounting Standards Board.
2.	See the All Other Compensation Table below for details of the total amounts represented.

All Other Compensation Table

For Fiscal Years Ended May 31, 2014 and 2013

Name and Principal Position	Year	401(k) Company Match ($)	Total ($)
Clifford L. Flowers, Interim	2014	$10,200	$10,200
CEO and CFO

Clifford L. Flowers, Interim	2013	9,989	9,989
CEO and CFO

The following table shows the number of shares covered by exercisable and un-exercisable options held by our named executive officers as of May 31, 2014.

Outstanding Equity Awards

As of May 31, 2014

Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date
Clifford L. Flowers	75,000	-	$0.10	6/3/2015
Clifford L. Flowers	100,000	-	$0.12	6/4/2018

Employment Contracts

In connection with Mr. Flowers’ appointment as Chief Financial Officer on September 17, 2007, we entered into an Employment Agreement (the “Flowers Agreement”) with Mr. Flowers for an initial 120-day term if not terminated pursuant to the Flowers Agreement, with an extension period of one year and on a day-to-day basis thereafter. Pursuant to the Flowers Agreement, Mr. Flowers’ initial base salary was $225,000 per year and he is eligible to receive an annual merit bonus of up to 50% of his base salary, as determined in the sole discretion of the Board of Directors. Effective October 1, 2008, October 5, 2009 and December 15, 2011, Mr. Flowers’ base salary was increased to $231,750, $291,750 and $327,750, respectively. Also pursuant to the Flowers Agreement and on the date of the Flowers Agreement, Mr. Flowers received a fully vested grant of non-qualified stock options to purchase 150,000 shares of our Common Stock and a grant of non-qualified stock options to purchase 600,000 shares of our Common Stock vesting over four years. Mr. Flowers’ right to exercise the foregoing stock options became fully vested on October 9, 2009, in connection with his appointment as Interim CEO. The Flowers Agreement also provides for Mr. Flowers to receive customary employee benefits, including health, life and disability insurance.

12

Pursuant to the Flowers Agreement, if Mr. Flowers is terminated without cause or resigns with good reason any time after two years of continuous employment, he is entitled to receive an amount equal to 12 months of his annual base salary. Mr. Flowers is also entitled to certain payments upon a change of control of the Company if the surviving corporation does not retain him. All such payments are conditional upon the execution of a general release.

OTHER MATTERS:

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement for presentation at our next annual meeting of stockholders. To be eligible for inclusion in our fiscal 2015 proxy statement, your proposal must be received by us in writing no later than August 1, 2015 and must otherwise comply with Rule 14a-8. Proposals received by us after such date will be considered untimely. Stockholder proposals should be directed to the attention of the Corporate Secretary, addressed as follows: Patriot Scientific Corporation, Mr. Clifford L. Flowers, Corporate Secretary, 701 Palomar Airport Road, Suite 170, Carlsbad, CA 92011. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Stockholders who intend to submit proposals to the stockholders at the next annual meeting of stockholders but intend to submit such proposals on their own, either from the floor or through their own proxy statement and proxy, must submit such proposals to the Corporate Secretary in writing by October 15, 2015 in order for such matters to be voted upon by the stockholders. Stockholder proposals should be directed to the attention of the Corporate Secretary, addressed as follows: Patriot Scientific Corporation, Mr. Clifford L. Flowers, Corporate Secretary, 701 Palomar Airport Road, Suite 170, Carlsbad, CA 92011.

The persons named as proxies for the next annual meeting of stockholders will have discretionary authority to vote on any stockholder proposal not included in our proxy materials for the meeting, unless we receive notice of the proposal by August 15, 2015. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing stockholder proposals.

We encourage stockholders to communicate with members of the Board. Stockholders wishing to communicate with directors may send correspondence addressed as follows: Patriot Scientific Corporation, Mr. Clifford L. Flowers, Corporate Secretary, 701 Palomar Airport Road, Suite 170, Carlsbad, CA 92011. All communications will be provided directly to the Board.

OTHER MATTERS

Neither the Board of Directors nor the management knows of any other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named on the proxy card will vote on those matters in accordance with their best judgment.

FINANCIAL AND OTHER AVAILABLE INFORMATION

We are subject to the informational and reporting requirements of Section 13 of the Exchange Act and in accordance with those requirements file reports and other information with the SEC. Such reports and other information filed with the SEC are available for inspection and copying at the Public Reference Room of the SEC, located at 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information about the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our filings under the Exchange Act may also be accessed through the SEC's web site (http://www.sec.gov).

Our Annual Report on Form 10-K for the year ended May 31, 2014, including our annual financial statements, as filed with the SEC under the Exchange Act, constitutes the annual report to stockholders and is being mailed with this Proxy Statement. Upon request and payment of a reasonable fee to cover our expenses, we will furnish any person who was a stockholder as of the record date, a copy of any exhibit to the Form 10-K for the fiscal year ended May 31, 2014. Any such written request may be addressed to: Clifford L. Flowers, Secretary, Patriot Scientific Corporation, 701 Palomar Airport Road, Suite 170, Carlsbad, CA 92011. The written request must contain a good faith representation that, as of the record date, the person making the request was the beneficial owner of our common stock. All of our public filings, including our Annual Report on Form 10-K, can be found on our website at www.ptsc.com. The information contained on our website is not intended to be a part of this proxy statement.

By Order of the Board of Directors

/s/ Clifford L. Flowers

Clifford L. Flowers

CFO, Interim CEO and Corporate Secretary

13

PATRIOT SCIENTIFIC CORPORATION ATTN: CLIFF FLOWERS 701 PALOMAR AIRPORT ROAD, STE 170 CARLSBAD, CA 92011-1045

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/PTSC2015

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M81124-P58861

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

PATRIOT SCIENTIFIC CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Gloria H. Felcyn
02) Carlton M. Johnson, Jr.
03) Clifford L. Flowers

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. TO RATIFY KMJ CORBIN & COMPANY, LLP AS INDEPENDENT AUDITORS.	☐	☐	☐
3. TO APPROVE, ON AN ADVISORY BASIS, THE COMPANY'S EXECUTIVE COMPENSATION.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M81125-P58861

PATRIOT SCIENTIFIC CORPORATION

Annual Meeting of Shareholders

April 30, 2015 10:00 a.m. (Pacific Time)

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Clifford L. Flowers with full power of substitution, as attorney and proxy to vote all shares of common stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Patriot Scientific Corporation to be held at 10:00 a.m. (Pacific Time) via the Internet at www.virtualshareholdermeeting.com/PTSC2015 on April 30, 2015, and any postponements and adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side